UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 31, 2019
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TRI Pointe Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-35796	61-1763235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19540 Jamboree Road, Suite 300
Irvine, California 92612
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (949) 438-1400
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed solely to ensure the correct item number tags (Items 5.02 and 9.01) are reflected in the EDGAR system for the submission of the Current Report on Form 8-K filed January 2, 2020 with respect to the approval of a new base salary for the Company’s Chief Financial Officer, effective January 1, 2020. No substantive changes have been made to the disclosures previously provided.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Glenn J. Keeler was appointed Chief Financial Officer and Treasurer of TRI Pointe Group, Inc., a Delaware corporation (the “Company”), effective January 1, 2020, succeeding Michael D. Grubbs, who retired as Chief Financial Officer and Treasurer of the Company, effective January 1, 2020. On December 31, 2019, the Board of Directors (the “Board”) of the Company approved a base salary of $400,000 for Mr. Keeler as Chief Financial Officer, effective January 1, 2020. The Board will determine Mr. Keeler’s 2020 annual cash incentive target and the target value of long-term incentive awards at the same time it determines compensation for 2020 for the other named executive officers of the Company.

Item 9.01	Exhibits

(d)	Exhibits

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI Pointe Group, Inc.

Date: January 3, 2020	By:	/s/ David C. Lee
David C. Lee, Vice President, General Counsel and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document

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